UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Amended and Restated Dividend Reinvestment Plan

On January 17, 2014, the board of directors of Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) amended and restated the Company’s dividend reinvestment plan (the “Amended DRP”), effective as of February 2, 2014. The material changes made in the Amended DRP reflect the fact that Realty Capital Securities, LLC, the dealer manager for the Company’s primary initial public offering of common stock, and participating broker-dealers will no longer be involved in the sale of shares to participating stockholders pursuant to the Amended DRP. A copy of the full Amended DRP is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Amended and Restated Dividend Reinvestment Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: January 23, 2014
	By:	/s/ R. Mark Addy
R. Mark Addy
Co-President and Chief Operating Officer